Horizon Spin-off and Corporate Restructuring Fund

Supplement dated August 28, 2017, to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
each dated September 1, 2016, as amended.

IMPORTANT NOTICE ON PURCHASE OF FUND SHARES

Effective as of the close of business on August 31, 2017, the Horizon Spin-off and Corporate Restructuring Fund (the “Horizon Fund”) will be closed to all investment, and the Horizon Fund’s transfer agent will not accept orders for purchases of additional shares of the Horizon Fund, either from current Horizon Fund shareholders or from new investors. Existing shareholders may continue to redeem Horizon Fund shares. If all shares of the Horizon Fund held in an existing account are redeemed, the shareholder’s account will be closed. This temporary closure is expected to last until September 18, 2017, at which time the Horizon Fund intends, subject to shareholder approval at the special meeting described below, to re-open as the Kinetics Spin-Off and Corporate Restructuring Fund (the “Acquiring Fund”), a newly created series of Kinetics Mutual Funds, Inc.

As previously disclosed, the Board of Trustees of Investment Managers Series Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Horizon Fund into the Acquiring Fund. The reorganization of the Horizon Fund is subject to approval by its shareholders.

The Trust has called a shareholder meeting at which shareholders of the Horizon Fund will be asked to consider and vote on the Plan. Shareholders of the Horizon Fund have been provided with a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization. The shareholder meeting has been adjourned to September 14, 2017. If shareholders of the Horizon Fund approve the reorganization, the reorganization is expected to take effect on September 18, 2017.

Please file this Supplement with your records.